UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2019

RMG Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38795	83-2289787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

340 Madison Avenue, 19th Floor New York, New York	10173
(address of principal executive offices)	(zip code)

(212) 220-9503
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one warrant to purchase one share of Class A common stock	RMG.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	RMG	New York Stock Exchange
Public Warrants	RMG.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer Listing.

On August 15, 2019, RMG Acquisition Corp. (the “Company” or “RMG”) received written notice from The New York Stock Exchange (“NYSE” or the “Exchange”) that it is not compliant with Section 802.01B of the NYSE Listed Company Manual (the “Manual”), which requires the Company to maintain a minimum of 300 public stockholders on a continuous basis.

In accordance with the procedures set forth in Sections 801 and 802 of the Manual, RMG has been provided a period of 45 days to respond with a business plan that demonstrates how the Company expects to return to compliance with the minimum public stockholders requirement within 18 months.

RMG intends to submit a business plan to resolve its noncompliance with the minimum public stockholders requirement to the Exchange for review within the allotted time. The Listings Operations Committee (the “Committee”) of the NYSE will review the business plan. If the Committee accepts the business plan, the Company will be subject to quarterly monitoring for compliance with the plan. If the Committee rejects the business plan, then RMG will be subject to suspension and delisting procedures. RMG’s units, common stock and warrants will continue to be listed and traded on the NYSE during the cure period, subject to compliance with the Exchange’s other applicable continued listing standards.

Item 7.01.	Regulation FD Disclosure

RMG issued a press release regarding this matter on August 19, 2019, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release issued by RMG Acquisition Corp., dated August 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RMG Acquisition Corp.

Date: August 19, 2019	By:	/s/ Philip Kassin
	Name:	Philip Kassin
	Title:	President, Chief Operating Officer and Secretary

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